UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2025

CARPENTER TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or required to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 Par Value	CRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

On April 24, 2025, Carpenter Technology Corporation issued a press release announcing fiscal 2025 third quarter results for the period ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed to be “filed” for any purpose.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release regarding earnings, dated April 24, 2025

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

By	/s/ Timothy Lain
Timothy Lain
Senior Vice President and Chief Financial Officer

Date: April 29, 2025